EXHIBIT 10.14

YEAR 2000 UNIONBANCAL CORPORATION

MANAGEMENT STOCK PLAN

RESTRICTED STOCK AGREEMENT

NON-EMPLOYEE DIRECTORS

This Agreement is made as of                   ,           (the “Award Date”), between UnionBanCal Corporation (the “Company”) and                      (“Participant”).

WITNESSETH:

WHEREAS, the Company has adopted the Year 2000 UnionBanCal Corporation Management Stock Plan (the “Plan”) as an amendment and restatement of the predecessor UnionBanCal Corporation Management Stock Plan authorizing the transfer of common stock of the Company (“Stock”) to eligible individuals in connection with the performance of services for the Company and its Subsidiaries (as defined in the Plan).  The Plan is administered by the Executive Compensation and Benefits Committee (“Committee”) of the Company’s Board of Directors and is incorporated in this Agreement by reference and made a part of it; and

WHEREAS, the Company regards Participant as a valuable contributor to the Company, and has determined that it would be to the advantage and interest of the Company and its shareholders to grant to Participant the Stock provided for in this Agreement, subject to restrictions, as an inducement to remain in the service of the Company and as an incentive for increased efforts during such service;

NOW, THEREFORE, in consideration of the foregoing premises, and the mutual covenants herein contained, the parties to this Agreement hereby agree as follows:

1.                                       Restricted Stock Award.  Contemporaneously with the execution of this Agreement, the Company will issue to Participant shares of Stock. Subject to the vesting requirements next described, shares evidencing the Stock will be held in a book entry account controlled by the Company through the transfer agent, subject to the rights of and limitations on Participant as owner thereof as set forth in the Agreement. All shares of Stock issued hereunder shall be deemed issued to Participant as fully paid and nonassessable shares, and Participant shall have all rights of a shareholder with respect thereto, including the right to vote, to receive dividends (including stock dividends), to participate in stock splits or other recapitalizations, and to exchange such shares in a merger, consolidation or other reorganization.  The Company shall pay any applicable stock transfer taxes.  Participant hereby acknowledges that Participant is acquiring the Stock issued hereunder for investment and not with a view to the distribution thereof, and that Participant does not intend to subdivide Participant’s interest in the Stock with any other person.

2.                                       Transfer Restriction.  No Stock issued to Participant hereunder shall be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by Participant prior to the date on which it becomes vested under paragraph 3.  This paragraph shall not preclude the Participant from exchanging the Stock awarded hereunder pursuant to a cash or stock tender offer, merger, reorganization or consolidation.  Notwithstanding the foregoing, any securities (including stock dividends and stock splits) received with

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respect to shares of Stock which are not yet vested under paragraph 3 shall be subject to the provisions of this Agreement in the same manner and shall become fully vested at the same time as the Stock with respect to which the additional securities were issued.

3.                                       Vesting.

(a)                                  Participant’s interest in the Stock awarded under paragraph 1 (including applicable stock dividends and stock splits) shall become fully vested and nonforfeitable on               ,              so long as Participant remains in service as a Non-Employee Director of the Company (or any of its Subsidiaries) through that date. Upon vesting, the Company or its designated representative shall deliver to Participant the certificates evidencing the nonforfeitable shares.

(b)                                 If Participant ceases to be a Non-Employee Director of the Company or any of its Subsidiaries for any reason other than death or disability (within the meaning of subparagraph (c)), all shares of Stock to the extent not yet vested under subparagraph (a) on the date Participant ceases to be a Non-Employee Director shall be forfeited by Participant without payment of any consideration to Participant therefor.  Any shares of Stock so forfeited shall be canceled and returned to the status of authorized but unissued shares.

(c)                                  If Participant’s service as a Non-Employee Director of the Company (or any of its Subsidiaries) terminates by reason of death, or Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code) while a Non-Employee Director of the Company (or any of its Subsidiaries), Participant’s interest in all shares of Stock awarded hereunder shall become fully vested and nonforfeitable as of the date of death or such disability.

4.                                       Section 83(b) Election.  Participant hereby represents that he or she understands:  (a) the contents and requirements of the election provided under Section 83(b) of the Internal Revenue Code, (b) the application of Section 83(b) to the award of Stock to Participant pursuant to this Agreement, (c) the nature of the election which can be made by Participant under Section 83(b), and (d) the effect and requirements of the Section 83(b) election under applicable state and local tax laws.  Participant acknowledges that an election pursuant to Section 83(b) must be filed with the Internal Revenue Service within thirty days following the Award Date, with his federal income tax return for the taxable year in which the Award Date occurs, and with the Company or its Subsidiary of which Participant is a Non-Employee Director.

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5.                                       Notice.  Any notice or other paper required to be given or sent pursuant to the terms of this Agreement shall be sufficiently given or served hereunder to any party when transmitted by registered or certified mail, postage prepaid, addressed to the party to be served as follows:

Company:	Executive Vice President and Director of Human Resources
UnionBanCal Corporation
400 California Street, 10th Floor
San Francisco, CA 94104

Participant:	At Participant’s address as it appears under Participant’s signature to this Agreement, or to such other address as Participant may specify in writing to the Company.

Any party may designate another address for receipt of notices so long as notice is given in accordance with this paragraph.

6.                                       Committee Decisions Conclusive.  All decisions, determinations and interpretations of the Committee arising under the Plan or under this Agreement shall be conclusive and binding on all parties.

7.                                       Mandatory Arbitration.  Any dispute arising out of or relating to this Agreement, including its meaning or interpretation, shall be resolved solely by arbitration before an arbitrator selected in accordance with the rules of the American Arbitration Association.  The location for the arbitration shall be in San Francisco, Los Angeles or San Diego as selected by the Company in good faith.  Judgment on the award rendered may be entered in any court having jurisdiction.  The party the arbitrator determines is the prevailing party shall be entitled to have the other party pay the expenses of the prevailing party, and in this regard the arbitrator shall have the power to award recovery to such prevailing party of all costs and fees (including attorneys fees and a reasonable allocation for the costs of the Company’s in-house counsel), administrative fees, arbitrator’s fees and court costs, all as determined by the arbitrator.  Absent such award of the arbitrator, each party shall pay an equal share of the arbitrator’s fees.  All statutes of limitation which would otherwise be applicable shall apply to any arbitration proceeding under this paragraph.  The provisions of this paragraph are intended by Participant and the Company to be exclusive for all purposes and applicable to any and all disputes arising out of or relating to this Agreement.  The arbitrator who hears and decides any dispute shall have jurisdiction and authority only to award compensatory damages to make whole a person or entity sustaining foreseeable economic damages, and shall not have jurisdiction and authority to make any other award of any type, including without limitation, punitive damages, unforeseeable economic damages, damages for pain, suffering or emotional distress, or any other kind or form of damages.  The remedy, if any, awarded by the arbitrator shall be the sole and exclusive remedy for any dispute which is subject to arbitration under this paragraph.

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8.                                       Successors.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.  Nothing contained in the Plan or this Agreement shall be interpreted as imposing any liability on the Company or the Committee in favor of any Participant or any purchaser or other transferee of Stock with respect to any loss, cost or expense which such Participant, purchaser or transferee may incur in connection with, or arising out of any transaction involving any shares of Stock subject to the Plan or this Agreement.

9.                                       Integration.  The terms of the Plan and this Agreement are intended by the Company and the Participant to be the final expression of their contract with respect to the shares of Stock and other amounts received under the Plan and may not be contradicted by evidence of any prior or contemporaneous agreement.  The Company and the Participant further intend that the Plan and this Agreement shall constitute the complete and exclusive statement of their terms and that no extrinsic evidence whatsoever may be introduced in any arbitration, judicial, administrative or other legal proceeding involving the Plan or this Agreement.  Accordingly, the Plan and this Agreement contain the entire understanding between the parties and supersede all prior oral, written and implied agreements, understandings, commitments and practices among the parties.  In the event of any conflict among the provisions of the Plan document and this Agreement, the Plan document shall prevail.  The Company and Participant shall have the right to amend this Agreement in writing as they mutually agree.

10.                                 Waivers.  Any failure to enforce any terms or conditions of the Plan or this Agreement by the Company or by the Participant shall not be deemed a waiver of that term or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

11.                                 Severability of Provisions.  If any provision of the Plan or this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision thereof; and the Plan and this Agreement shall be construed and enforced as if neither of them included such provision.

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12.                                 California Law.  The Plan and this Agreement shall be construed and enforced according to the laws of the State of California to the extent not preempted by the federal laws of the United States of America.  In the event of any arbitration proceedings, actions at law or suits in equity in relation to the Plan or this Agreement, the prevailing party in such proceeding, action or suit shall receive from the losing party its attorneys’ fees and all other costs and expenses of such proceeding, action or suit.

IN WITNESS WHEREOF, the parties hereto have duly executed this Restricted Stock Agreement as of the date first above written. The Participant also hereby acknowledges receipt of a copy of the Prospectus and the Year 2000 UnionBanCal Corporation Management Stock Plan, effective January 1, 2000.

UNIONBANCAL CORPORATION

By
Paul Fearer, Executive Vice President

Participant

Social Security Number

Printed Name

Street Address

City

State

ZIP

5

YEAR 2000 UNIONBANCAL CORPORATION

MANAGEMENT STOCK PLAN

RESTRICTED STOCK AGREEMENT

NON-EMPLOYEE DIRECTORS

This Agreement is made as of                   ,             (the “Award Date”), between UnionBanCal Corporation (the “Company”) and                      (“Participant”).

WITNESSETH:

WHEREAS, the Company has adopted the Year 2000 UnionBanCal Corporation Management Stock Plan (the “Plan”) as an amendment and restatement of the predecessor UnionBanCal Corporation Management Stock Plan authorizing the transfer of common stock of the Company (“Stock”) to eligible individuals in connection with the performance of services for the Company and its Subsidiaries (as defined in the Plan).  The Plan is administered by the Executive Compensation and Benefits Committee (“Committee”) of the Company’s Board of Directors and is incorporated in this Agreement by reference and made a part of it; and

WHEREAS, the Company regards Participant as a valuable contributor to the Company, and has determined that it would be to the advantage and interest of the Company and its shareholders to grant to Participant the Stock provided for in this Agreement, subject to restrictions, as an inducement to remain in the service of the Company and as an incentive for increased efforts during such service;

NOW, THEREFORE, in consideration of the foregoing premises, and the mutual covenants herein contained, the parties to this Agreement hereby agree as follows:

1.                                       Restricted Stock Award.  Contemporaneously with the execution of this Agreement, the Company will issue to Participant (i)         shares of Stock (the “Initial Grant”) and (ii)         shares of Stock (the “Regular Grant”). Subject to the vesting requirements next described, shares evidencing the Stock will be held in a book entry account controlled by the Company through the transfer agent, subject to the rights of and limitations on Participant as owner thereof as set forth in the Agreement. All shares of Stock issued hereunder shall be deemed issued to Participant as fully paid and nonassessable shares, and Participant shall have all rights of a shareholder with respect thereto, including the right to vote, to receive dividends (including stock dividends), to participate in stock splits or other recapitalizations, and to exchange such shares in a merger, consolidation or other reorganization.  The Company shall pay any applicable stock transfer taxes.  Participant hereby acknowledges that Participant is acquiring the Stock issued hereunder for investment and not with a view to the distribution thereof, and that Participant does not intend to subdivide Participant’s interest in the Stock with any other person.

2.                                       Transfer Restriction.  No Stock issued to Participant hereunder shall be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by Participant prior to the date on which it becomes vested under paragraph 3.  This paragraph shall not preclude the Participant from exchanging the Stock awarded hereunder pursuant to a cash or stock tender offer, merger, reorganization or consolidation.  Notwithstanding the foregoing, any securities (including stock dividends and stock splits) received with respect to shares of Stock which are not yet vested under paragraph 3 shall be subject to the provisions of this Agreement in the same manner and shall become fully vested at the same time as the Stock with respect to which the additional securities were issued.

3.             Vesting.

(a)                                  Participant’s interest in the Stock awarded under paragraph 1 (including applicable stock dividends and stock splits) with respect to the Initial Grant shall become vested and nonforfeitable in accordance with the following schedule so long as Participant remains in service as a Non-Employee Director of the Company (or any of its Subsidiaries). Upon vesting, the Company or its designated representative shall deliver to Participant the certificates evidencing the nonforfeitable shares.

(1)                                  On                    ,            , 33-1/3% of the number of shares of Stock awarded under the Initial Grant shall become fully vested and nonforfeitable.

(2)                                  On                   ,            , an additional 33-1/3% of the number of shares of Stock awarded under the Initial Grant shall become fully vested and nonforfeitable.

(3)                                  On                  ,            , the balance of the shares of Stock awarded under the Initial Grant shall become fully vested and nonforfeitable.

(b)                                 Participant’s interest in the Stock awarded under paragraph 1 (including applicable stock dividends and stock splits) with respect to the Regular Grant shall become vested and nonforfeitable in accordance with the following schedule so long as Participant remains in service as a director of the Company (or any of its Subsidiaries). Upon vesting, the Company or its designated representative shall deliver to Participant the certificates evidencing the nonforfeitable shares.

(1)                                  On                 ,            , 100% of the number of shares of Stock awarded under the Regular Grant shall become fully vested and nonforfeitable.

(c)                                  If Participant ceases to be a Non-Employee Director of the Company or any of its Subsidiaries for any reason other than death or disability (within the meaning of subparagraph (c)), all shares of Stock to the extent not yet vested under subparagraph (a) and (b) on the date Participant ceases to be a Non-Employee Director shall be forfeited by Participant without payment of any consideration to Participant therefor.  Any shares of Stock so forfeited shall be canceled and returned to the status of authorized but unissued shares.

(d)                                 If Participant’s service as a Non-Employee Director of the Company (or any of its Subsidiaries) terminates by reason of death, or Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code) while a Non-Employee Director of the Company (or any of its Subsidiaries), Participant’s interest in all shares of Stock awarded hereunder shall become fully vested and nonforfeitable as of the date of death or such disability.

4.                                       Section 83(b) Election.  Participant hereby represents that he or she understands:  (a) the contents and requirements of the election provided under Section 83(b) of the Internal Revenue Code, (b) the application of Section 83(b) to the award of Stock to Participant pursuant to this Agreement, (c) the nature of the election which can be made by Participant under Section 83(b), and (d) the effect and requirements of the Section 83(b) election under applicable state and local tax laws.  Participant acknowledges that an election pursuant to Section 83(b) must be filed with the Internal Revenue Service within thirty days following the Award Date, with his federal income tax return for the taxable year in which the Award Date occurs, and with the Company or its Subsidiary of which Participant is a Non-Employee Director.

5.                                       Notice.  Any notice or other paper required to be given or sent pursuant to the terms of this Agreement shall be sufficiently given or served hereunder to any party when transmitted by registered or certified mail, postage prepaid, addressed to the party to be served as follows:

Company:                                                                                          Executive Vice President and Director of Human Resources

UnionBanCal Corporation

400 California Street, 10th Floor

San Francisco, CA  94104

Participant:                                                                                    At Participant’s address as it appears under Participant’s signature to this Agreement, or to such other address as Participant may specify in writing to the Company.

Any party may designate another address for receipt of notices so long as notice is given in accordance with this paragraph.

6.                                       Committee Decisions Conclusive.  All decisions, determinations and interpretations of the Committee arising under the Plan or under this Agreement shall be conclusive and binding on all parties.

7.                                       Mandatory Arbitration.  Any dispute arising out of or relating to this Agreement, including its meaning or interpretation, shall be resolved solely by arbitration before an arbitrator selected in accordance with the rules of the American Arbitration Association.  The location for the arbitration shall be in San Francisco, Los Angeles or San Diego as selected by the Company in good faith.  Judgment on the award rendered may be entered in any court having jurisdiction.  The party the arbitrator determines is the prevailing party shall be entitled to have the other party pay the expenses of the prevailing party, and in this regard the arbitrator shall have the power to award recovery to such prevailing party of all costs and fees (including attorneys fees and a reasonable allocation for the costs of the Company’s in-house counsel), administrative fees, arbitrator’s fees and court costs, all as determined by the arbitrator.  Absent such award of the arbitrator, each party shall pay an equal share of the arbitrator’s fees.  All statutes of limitation which would otherwise be applicable shall apply to any arbitration proceeding under this paragraph.  The provisions of this paragraph are intended by Participant and the Company to be exclusive for all purposes and applicable to any and all disputes arising out of or relating to this Agreement.  The arbitrator who hears and decides any dispute shall have jurisdiction and authority only to award compensatory damages to make whole a person or entity sustaining foreseeable economic damages, and shall not have jurisdiction and authority to make any other award of any type, including without limitation, punitive damages, unforeseeable economic damages, damages for pain, suffering or emotional distress, or any other kind or form of damages.  The remedy, if any, awarded by the arbitrator shall be the sole and exclusive remedy for any dispute which is subject to arbitration under this paragraph.

8.                                       Successors.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.  Nothing contained in the Plan or this Agreement shall be interpreted as imposing any liability on the Company or the Committee in favor of any Participant or any purchaser or other transferee of Stock with respect to any loss, cost or expense which such Participant, purchaser or transferee may incur in connection with, or arising out of any transaction involving any shares of Stock subject to the Plan or this Agreement.

9.                                       Integration.  The terms of the Plan and this Agreement are intended by the Company and the Participant to be the final expression of their contract with respect to the shares of Stock and other amounts received under the Plan and may not be contradicted by evidence of any prior or contemporaneous agreement.  The Company and the Participant further intend that the Plan and this Agreement shall constitute the complete and exclusive statement of their terms and that no extrinsic evidence whatsoever may be introduced in any arbitration, judicial, administrative or other legal proceeding involving the Plan or this Agreement.  Accordingly, the Plan and this Agreement contain the entire understanding between the parties and supersede all prior oral, written and implied agreements, understandings, commitments and practices among the parties.  In the event of any conflict among the provisions of the Plan document and this Agreement, the Plan document shall prevail.  The Company and Participant shall have the right to amend this Agreement in writing as they mutually agree.

10.                                 Waivers.  Any failure to enforce any terms or conditions of the Plan or this Agreement by the Company or by the Participant shall not be deemed a waiver of that term or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

11.                                 Severability of Provisions.  If any provision of the Plan or this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision thereof; and the Plan and this Agreement shall be construed and enforced as if neither of them included such provision.

12.                                 California Law.  The Plan and this Agreement shall be construed and enforced according to the laws of the State of California to the extent not preempted by the federal laws of the United States of America.  In the event of any arbitration proceedings, actions at law or suits in equity in relation to the Plan or this Agreement, the prevailing party in such proceeding, action or suit shall receive from the losing party its attorneys’ fees and all other costs and expenses of such proceeding, action or suit.

IN WITNESS WHEREOF, the parties hereto have duly executed this Restricted Stock Agreement as of the date first above written. The Participant also hereby acknowledges receipt of a copy of the Prospectus and the Year 2000 UnionBanCal Corporation Management Stock Plan, effective January 1, 2000.

UNIONBANCAL CORPORATION

By
Paul Fearer, Executive Vice President

Participant

Social Security Number

Printed Name

Street Address

City

State

ZIP